                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 3, 2003
                Date of Report (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of July 10, 1997, which together formed the Corporate Bond-Backed Certificates Trust, Series 1997-CHR-1, which issued Corporate Bond Backed Certificates, Series 1997-CHR-1)


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                  333-100485-02             13-7135751
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                   Number)             Identification No.)

                                                                   10019
                                                                 ----------
745 7th Avenue                                                   (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-7000
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On February 3, 2003 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1997- CHR-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 3, 2003.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2003




                                        Lehman ABS Corporation

                                        By: /s/ Rene Canezin
                                        --------------------
                                        Name: Rene Canezin
                                        Title: Senior Vice President

                                  EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------

99.1                      Trustee's Distribution Statement to the Certificate
                   Holders for the six-month period ending February 3, 2003.